                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement         [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company"), on Monday, May 10, 1999 at 9:00 a.m. at the Doubletree Hotel, 27000 Sheraton Drive, Novi, Michigan. Your Board of Directors and management look forward to greeting personally those Shareholders who are able to attend.

     The meeting principally concerns two matters of particular interest to the
Shareholders: one director is to be elected for a three-year term expiring in 2002; and the approval of an increase in the number of shares with respect to which stock options may be granted under Company's 1997 Stock Option Plan from 450,000 Common Shares in the aggregate to 900,000 Common Shares in the aggregate.

     Your Board of Directors supports these proposals and believes that they are in the best interests of the Company and of the Shareholders, and your Board of Directors recommends a vote "FOR" each such proposal. The accompanying Proxy Statement contains additional information and should be reviewed carefully by Shareholders. A copy of the Company's Annual Report for 1998 is also enclosed.

     It is important that your shares be represented and voted at the meeting, whether or not you plan to attend. Please sign, date and mail the enclosed proxy card at your earliest convenience.

     Your continued interest and participation in the affairs of the Company are greatly appreciated.

                                          Sincerely,
                                          /s/ GARY D. LEWIS

                                          Gary D. Lewis
                                          Chairman

Wixom, Michigan
April 12, 1999

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 1999
                           -------------------------

To the Shareholders of Rockwell Medical Technologies, Inc.:

     Notice is hereby given that the 1999 Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Doubletree Hotel, 27000 Sheraton Drive, Novi, Michigan on May 10, 1999 at 9:00 a.m., to consider and take action upon the following matters:

          (1) The election of one (1) director for a term to expire in 2002;

          (2) The approval of an increase in the number of shares with respect to which stock options may be granted under the Company's 1997 Stock Option Plan from 450,000 Common Shares in the aggregate to 900,000 Common Shares in the aggregate; and

          (3) The transaction of such other business as may properly come before the meeting or any adjourning thereof.

     Only shareholders of record on April 8, 1999, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless at least a majority of the outstanding Common Shares of the Company is represented at the meeting.

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998, accompanies this Notice.

                                          By Order of the Board of Directors
                                          /s/ THOMAS E. KLEMA

                                          Thomas E. Klema
                                          Secretary

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.
                               28025 OAKLAND OAKS
                             WIXOM, MICHIGAN 48393
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 1999
                           -------------------------

                                  INTRODUCTION

GENERAL

     The Annual Meeting of Shareholders of Rockwell Medical Technologies, Inc. (the "Company") will be held at the Doubletree Hotel, 27000 Sheraton Drive, Novi, Michigan on Monday, May 10, 1999, at 9:00 a.m., Eastern Daylight Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date for this Proxy Statement is April 12, 1999.

     It is important that your shares be represented at the meeting. Whether or not you intend to attend the meeting, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited by the Board of Directors of the Company. Common Shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. The expenses in connection with the solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by the Company's Directors, officers and employees. The Company will reimburse brokers or other nominees for their out-of-pocket expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it any time before it is voted.

     Michael J. Xirinachs, a Class II Director of the Company with a term expiring this year, resigned effective January 4, 1999. Subsequent to Mr. Xirinachs's resignation, the Board of Directors of the Company unanimously voted to reduce the size of the Board of Directors to three members, and to re-apportion the existing Directors among the three classes by appointing Gary
D. Lewis to serve as the Class II Director. Previously, Mr. Lewis had served as a Class I Director and had been re-elected to serve as a Class I Director for a term to expire in 2001 at the Company's Annual Meeting of Shareholders held last year on May 26, 1998.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on April 8, 1999 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on the Record Date, the Company had 4,830,450 outstanding Common Shares, no par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 2,415,226 Common Shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  Revocability of Proxies

     A Shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a Shareholder who is given a proxy will not have the effect of revoking it unless such Shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Rockwell Medical Technologies, Inc., 28025 Oakland Oaks, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

     Valid proxies in the enclosed form which are returned in time for the Annual Meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the proposal described below.

  Principal Holders of the Company's Voting Securities

     The following table sets forth information with respect to persons known to the Company to be the beneficial owners of more than five percent of the outstanding Common Shares:

                                                                                   PERCENT OF OUTSTANDING
                   NAME AND ADDRESS                        AMOUNT AND NATURE OF        COMMON SHARES
                  OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP     AS OF RECORD DATE(A)
                  -------------------                      --------------------    ----------------------
Gary D. Lewis..........................................          770,000(b)                 15.9(b)
28025 Oakland Oaks
Wixom, Michigan 48393

Patricia Xirinachs.....................................          770,000                    15.9(c)
28025 Oakland Oaks
Wixom, Michigan 48393

Robert L. Chioini......................................          570,000                    11.6(d)
28025 Oakland Oaks
Wixom, Michigan 48393

-------------------------
(a) Based on 4,830,450 Common Shares outstanding as of the Record Date.

(b) Includes 675,000 Common Shares owned jointly with Mr. Lewis's wife, 50,000 Common Shares held in custodial accounts for the benefit of Mr. Lewis's two minor children and 25,000 Common Shares owned by another child of Mr. Lewis, and includes 20,000 Common Shares that Mr. Lewis has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(c) Includes 20,000 Common Shares that Mrs. Xirinachs's husband, Michael J. Xirinachs, has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan. This information is based solely on the Schedule 13-G filed by Michael J. Xirianchs with the Securities and Exchange Commission on February 12, 1999, and conversations between the Company and the transfer agent.

(d) Includes 70,000 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

                              I. ELECTION OF DIRECTORS

     At the Annual Meeting, one Director comprising the Class II Directors is to be elected for a three-year term expiring in 2002. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Company FOR the nominee listed hereinafter, who is presently a Director of the Company, unless contrary instructions are received.

     If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for such nominee as is selected by management. Management has no reason to believe that the nominee is not available or will not serve if elected. The election of such Director will be decided by a plurality of the Common Shares present and entitled to vote at the Annual Meeting.

     The following Table sets forth the name, age, position with the Company, principal occupation, term of service and beneficial ownership of Common Shares with respect to the nominee for election as a Director, with respect to each Director whose term of office as a Director will continue after this Annual Meeting, and with respect to each executive officer of the Company named in the Summary Compensation Table below:

                                                               COMMON SHARES
                                                               OF THE COMPANY       PERCENTAGE OF
                                           POSITIONS AND        BENEFICIALLY     OUTSTANDING COMMON
         NAME AND YEAR                   OFFICES WITH THE       OWNED AS OF     SHARES OF THE COMPANY
         FIRST BECAME                    COMPANY AND OTHER       THE RECORD          OWNED AS OF        TERM AS DIRECTOR
          A DIRECTOR             AGE   PRINCIPAL OCCUPATIONS      DATE(A)        THE RECORD DATE(B)        TO EXPIRE
         -------------           ---   ---------------------   --------------   ---------------------   ----------------
                                            NOMINEE FOR ELECTION AS DIRECTOR
Gary D. Lewis (1996)...........  48    Chairman of the             770,000(c)           15.9                  2002
                                       Board; President and
                                       Director of Wall
                                       Street Partners, Inc.

                                             DIRECTORS CONTINUING IN OFFICE

Robert L. Chioini (1996).......  34    President and Chief         570,000(d)           11.6                  2000
                                       Executive Officer of
                                       the Company

Norman L. McKee (1997).........  42    President of                 20,000(e)              *                  2001
                                       Strategic Growth
                                       Management, Inc.

                                                OTHER EXECUTIVE OFFICERS

James J. Connor................  47    Former Vice President             0                 0
                                       of Finance, Chief
                                       Financial Officer,
                                       Treasurer and
                                       Secretary(f)

All directors and all executive officers as a group
(4 persons)..................................................    1,372,500(g)           27.7%

-------------------------
 *  Less than 1%.

(a) All Directors and executive officers named herein have sole voting power and sole investment power with respect to Common Shares beneficially owned, except as otherwise noted below.

(b) Based on 4,830,450 Common Shares outstanding as of the Record Date.

(c) Includes 675,000 Common Shares owned jointly with Mr. Lewis's wife, 50,000 Common Shares held in custodial accounts for the benefit of Mr. Lewis's two minor children and 25,000 Common Shares owned by another child of Mr. Lewis, and includes 20,000 Common Shares that Mr. Lewis has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(d) Includes 70,000 Common Shares that Mr. Chioini has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(e) Includes 20,000 Common Shares that Mr. McKee has the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

(f) During the first quarter of 1999, Mr. Connor resigned as Vice President of Finance, Chief Financial Officer, Treasurer and Secretary.

(g) Includes 122,500 Common Shares which the directors and executive officers have the right to acquire within 60 days of the Record Date pursuant to the Company's 1997 Stock Option Plan.

OTHER INFORMATION RELATING TO DIRECTORS

     GARY D. LEWIS is a founder of the Company and has been Chairman of the Board of Directors of the Company since its formation in October 1996. Mr. Lewis also served as Secretary and Treasurer of the Company from October 1996 to July 1997. Mr. Lewis has also served as President of OmniSource, Inc., a medical device distributor, from December 1994 to December 1997. Mr. Lewis also founded and served as

President and Chief Executive Officer of Somanetics Corporation, a medical device manufacturer, from its inception in 1982 to February 1995. Mr. Lewis is also the sole stockholder of, and serves as President and a Director of, Wall Street Partners, Inc. ("Wall Street"), a management consulting firm that provides business consulting services to the Company. See "Transactions with Management -- Consulting Agreement."

     ROBERT L. CHIOINI is a founder of the Company, has served as the President and Chief Executive Officer of the Company since February 1997, and has been a Director of the Company since its formation in October 1996. From January 1996 to February 1997, Mr. Chioini served as Director of Operations of Rockwell Medical Supplies, L.L.C., a company which manufactured hemodialysis concentrates and distributed such concentrates and other hemodialysis products. From January 1995 to January 1996, Mr. Chioini served as President of Rockwell Medical, Inc., a company which manufactured hemodialysis kits and distributed such kits and other hemodialysis products. From 1993 to 1995, Mr. Chioini served as a Regional Sales Manager at Dial Medical of Florida, Inc., currently Gambro Healthcare, a company which manufactures and distributes hemodialysis concentrates and owns hemodialysis clinics. Mr. Chioini is a party to an employment agreement with the Company which expires February 19, 2000.

     NORMAN L. MCKEE joined the Board of Directors of the Company in July 1997. In July 1997, Mr. McKee founded, and currently serves as the President of, Strategic Growth Management, Inc., a management consulting firm. Mr. McKee served as Senior Vice President, Treasurer and Chief Financial Officer of Saga Communications, Inc. ("Saga"), a company which owns and operates radio stations and a television station, from 1994 to July 1997. From 1988 to 1994, Mr. McKee served as Vice President, Treasurer and Chief Financial Officer of Saga. Mr. McKee also served on the Board of Directors of Saga from 1992 to July 1997.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee which is presently comprised of Messrs. Lewis (Chairman) and McKee. The Audit Committee's duties include the periodic review of the Company's financial statements and meetings with the Company's independent auditors. The Audit Committee's duties also include recommending to the Board of Directors the conditions, compensation and term of appointment of the independent certified public accountants for the audit of the Company's books and accounts. During 1998, the Audit Committee held one meeting and had informal discussions in lieu of additional meetings.

     The Company does not have a compensation committee or a nominating committee.

     During the year ended December 31, 1998, the Board of Directors held five meetings and the Board of Directors took action by written consent in lieu of a meeting on five occasions. All Directors executed each of the consent resolutions and all of the members of the Audit Committee of the Board of Directors attended the single meeting of such committee.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

  Summary Compensation Table

     The following table sets forth the compensation for the years ended December 31, 1997 and 1998 awarded to, earned by or paid to Mr. Robert L. Chioini, the Company's Chief Executive Officer, and the other executive officer of the Company whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1998. During the years ended December 31, 1997 and 1998, no other officers earned in excess of $100,000 in total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                                                               COMPENSATION
                                                                                                  AWARDS
                                                             ANNUAL COMPENSATION               ------------
                                                  -----------------------------------------     SECURITIES
                                                                               OTHER ANNUAL     UNDERLYING
     NAME AND PRINCIPAL POSITION          YEAR    SALARY($)        BONUS       COMPENSATION     OPTIONS(#)
     ---------------------------          ----    ---------        -----       ------------     ----------
Robert L. Chioini, President and......    1998    $150,000(1)     $47,500(2)     $11,385(3)      100,000
  Chief Executive Officer                 1997    $101,700               (4)     $46,828(5)       90,000

James J. Connor, Vice President and...    1998    $120,000                       $ 4,230(7)            0
  Chief Financial Officer(6)              1997    $ 51,750                                        50,000

-------------------------
(1) On February 19, 1997, the Company entered into a three-year employment agreement with Mr. Chioini pursuant to which Mr. Chioini is paid an annual salary of $150,000.

(2) The 1998 Bonus primarily represents performance incentive compensation paid or accrued in 1998.

(3) Other annual compensation in 1998 included (i) $3,685 of income related to the Company's executive perquisites for health, life and dental insurance, and (ii) reimbursement of approximately $7,700 of expenses related to the Company's automobile car allowance program.

(4) In 1997, Mr. Chioini was paid a salary of $115,000 of which $41,700 was deferred until 1998 at the election of Mr. Chioini following the completion of the Company's initial public offering.

(5) Other annual compensation in 1997 included (i) the amount of compensation ($32,812) attributable to the difference in exercise price of options to purchase Common Shares granted to Mr. Chioini and the initial public offering price of the Company's Common Shares of $4.00 per share, and (ii) reimbursement of approximately $7,700 of expenses related to the Company's automobile car allowance program.

(6) Mr. Connor resigned as Vice President of Finance, Chief Financial Officer, Secretary and Treasurer effective in the first quarter of 1999.

(7) Mr. Connor received other annual compensation relating to the Company's executive perquisites for health, life and dental expenses.

  Option Grants and Related Information

     The following table provides information with respect to options granted during fiscal year 1998 to the executive officers named in the Summary Compensation Table above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                         INDIVIDUAL GRANTS
                                                      -------------------------------------------------------
                                                      NUMBER OF
                                                      SECURITIES     % OF TOTAL
                                                      UNDERLYING      OPTIONS
                                                       OPTIONS       GRANTED TO     EXERCISE OF
                                                       GRANTED      EMPLOYEES IN    BASE PRICE     EXPIRATION
                       NAME                              (#)        FISCAL YEAR       ($/SH.)         DATE
                       ----                           ----------    ------------    -----------    ----------
Robert L. Chioini.................................     100,000          84%            $1.50        12/2/08
James J. Connor...................................          --           --               --             --

-------------------------
(1) These options which were granted pursuant to the Company's Stock Option Plan, become exercisable annually in 25% increments beginning on the grant date (December 2, 1998) and have a term of ten years.

(2) Represents value of the options at end of ten year term, assuming the market price of the Company's Common Shares appreciates at an annually compounded rate of 5% to 10% from the grant date price of $1.50 per Common Share. These amounts represent assumed rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on future performance of the Company's Common Shares. There can be no assurance that the amounts reflected in the table will be achieved.

     The following table provides information regarding the aggregate option exercises and fiscal year-end option values relating to the executive officers named in the Summary Compensation Table above.

                          AGGREGATED OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF
                                                                  SECURITIES UNDERLYING    VALUE OF UNEXERCISED
                                                                   UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                                   AT FISCAL YEAR END       AT FISCAL YEAR END
                                   SHARES ACQUIRED     VALUE          (EXERCISABLE/            (EXERCISABLE/
             NAME                    ON EXERCISE      REALIZED       UNEXERCISABLE)           UNEXERCISABLE)
             ----                  ---------------    --------    ---------------------    --------------------
Robert L. Chioini..............           0              0           70,000/120,000        $15,625.00/$46,875.00
James J. Conner................           0              0           12,500/ 37,500        $ 8,593.75/$25,781.25

  Compensation of Directors

     The Company's Directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person and $250 for each telephonic Board meeting attended. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings.

     In July 1997, the Board of Directors and shareholders of the Company adopted the Rockwell Medical Technologies, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan permits the Board of Directors, among other things, to grant options to purchase Common Shares to Directors of the Company, including Outside Directors. In July 1997, the Board of Directors granted to each of the three existing Outside Directors options to purchase 20,000 Common Shares at a per share exercise price of $3.00. Upon the election of any new member to the Board of Directors who is an Outside Director, the Board of Directors intends to grant to such member an option to purchase 20,000 Common Shares at a per share exercise price equal to the fair market value of a Common Share at the date of grant. Beginning with the first annual meeting of the shareholders of the Company after July 1997, provided that a sufficient number of Common Shares remain available under the Stock Option Plan, on each date on which an annual meeting of the shareholders of the Company is held, the Board of Directors intends to grant to each Outside Director who is then serving on the Board of Directors, an option to purchase 5,000 Common Shares. The exercise price of such options will be the fair market value of the Common Shares on the date of grant. Notwithstanding the foregoing, the Company did not grant such options to Outside Directors in 1998. The options granted to Outside Directors under the Stock Option Plan will become fully exercisable on the first anniversary of the date of grant. Such options will expire ten years after the date of grant. If an Outside Director becomes an officer or employee of the Company and continues to serve as a member of the Board of Directors, options granted under the Stock Option Plan will remain exercisable in full.

  Employment Agreements

     The Company entered into an employment agreement with Robert L. Chioini in February 1997, pursuant to which Mr. Chioini is employed as the President and Chief Executive Officer of the Company for a period ending February 19, 2000. Under the agreement, Mr. Chioini's base salary was set at $115,000, which may be increased by the Board of Directors. At the closing of the Company's initial public offering, the Board increased Mr. Chioini's base salary to $150,000. Mr. Chioini's employment agreement contains a three year non-compete provision and provides that he devote his full-time and attention to the Company's business.

     During the first quarter of 1999, James J. Connor, Vice President of Finance, Chief Financial Officer, Secretary and Treasurer resigned from the Company. Mr. Connor's severance package is currently under negotiation.

     The Company entered into an employment agreement with Thomas E. Klema, effective as of January 12, 1999, pursuant to which Mr. Klema is employed as Vice President of Finance, Chief Financial Officer, Treasurer and Secretary of the Company for a period ending January 12, 2001. Mr. Klema's base salary is $125,000, which may be increased by the Board of Directors. In addition, pursuant to his employment agreement, (1) Mr. Klema was granted the option to purchase 50,000 shares of the Company's Common Shares, vesting in three equal annual installments beginning on January 12, 1999, exercisable at a price per share equal to the average high and low selling price of the Company's Common Shares on such grant date and (2) Mr. Klema receives a monthly car allowance of $480 (plus reimbursement for fuel and routine maintenance costs). Mr. Klema's employment agreement contains a one year non-compete provision and provides that he devote his full time and attention to the Company's business.

REPORT OF THE BOARD OF DIRECTORS REGARDING TEN-YEAR OPTION REPRICINGS

     In order to facilitate the retention of the Company's employees and to align their interest with the interest of the Company's Shareholders, effective April 13, 1998, in exchange for the cancellation of certain outstanding stock options, the Company granted stock options to purchase an aggregate of 126,300 Common Shares under the Company's 1997 Stock Option Plan to each then current employee of the Company, other than Robert L. Chioini, the President and Chief Executive Officer of the Company, and such other employees who elected to not participate. The new options cover the same number of shares and are subject to substantially the same terms and conditions as the options previously granted to such employees in the Company's 1997 fiscal year under the Company's 1997 Stock Option Plan except that (i) the exercise price of the new option is the fair market value of the Company's Common Shares as of the date of grant ($1.4375 per share), (ii) with respect to the options granted to the Company's executive officers, such options become exercisable in one-quarter cumulative annual increments beginning on the grant date and expire April 13, 2008, (iii) with respect to the options granted to the employees of the Company (other than executive officers), such options become exercisable in one-third cumulative annual increments beginning April 13, 1999 and expire April 13, 2008, and (iv) the issuance of the new options in conditioned upon each applicable employee agreeing to cancel the options previously granted to such employee as described above.

                                          By the Board of Directors

                                          Gary D. Lewis
                                          Norman L. McKee
                                          Robert L. Chioini

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market. Officers, Directors and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the Company's current fiscal year ended December 31, 1998, the Company's four Directors and James J. Connor, the Company's Vice President of Finance, Chief Financial Officer, Secretary and Treasurer through March 2, 1999, filed their respective Form 3's late.

TRANSACTIONS WITH MANAGEMENT

  Acquisition of Business of Predecessor Company

     On February 19, 1997, the Company acquired the business of Rockwell Medical Supplies, L.L.C. (the "Supply Company") and Rockwell Transportation, L.L.C. (the "Transportation Company" and together with the Supply Company, the "Predecessor Company") for total consideration of $2,441,664.47 pursuant to an Asset Purchase Agreement dated as of November 1, 1996, as amended (the "Asset Purchase Agreement"). Mr. Robert L. Chioini, the President, Chief Executive Officer and a Director of the Company, owned a 20% equity interest in the Supply Company. The purchase price consisted of (i) $150,000 paid to the Sellers in cash; (ii) a cash payment to NBD Bank of approximately $375,000 to retire an outstanding debt owed by the Predecessor Company to NBD Bank; and (iii) an 8.5% promissory note in the principal amount of $1,916,664.47 made by the Company in favor of the Supply Company (the "Note"). In addition, in connection with the purchase of the business from the Predecessor Company, the Company paid $178,000 to the landlord under the lease pursuant to which the Company leases its manufacturing facility as a prepayment of future rents and as an additional security deposit in order to induce such landlord to consent to the assignment of the lease and to release the Predecessor Company and its shareholders, including Mr. Chioini, from their obligations under such lease.

     Under the terms of the Note and the Asset Purchase Agreement, a prepayment of $500,000 on the Note was due on May 19, 1997, which date was extended by the Supply Company to May 31, 1997. Pursuant to a letter agreement dated April 4, 1997, the Supply Company agreed that, upon receipt of the $500,000 prepayment on the Note, the remaining principal balance under the Note would be converted into shares of Series A Preferred Stock at a conversion ratio of one share of Series A Preferred Stock for each $1.00 of outstanding principal due under the Note. The Company made the required $500,000 prepayment under the Note and the Note was converted into 1,416,664 shares of Series A Preferred Stock.

     In accordance with the terms of the Asset Purchase Agreement, the purchase price paid by the Company for the Predecessor Company's business was reduced by $320,749 based on a provision in the Asset Purchase Agreement which provides that the purchase price would be reduced on a dollar for dollar basis to the extent that the net worth of the Predecessor Company at the closing of the acquisition was below a target amount set forth in the Asset Purchase Agreement. 320,749 shares of Series A Preferred Stock were surrendered by the Supply Company to the Company for cancellation in payment of such purchase price adjustment. In accordance with the terms of the Series A Preferred Stock, the Company redeemed the remaining 1,095,915 shares of Series A Preferred Stock on January 30, 1998 for an aggregate redemption price of $1,158,187.

  Consulting Agreement

     The Company is party to consulting agreement with Wall Street Partners, Inc. ("Wall Street") dated as of February 19, 1997 pursuant to which Wall Street provides management and financial consulting services to the Company. The Company agreed to pay Wall Street a consulting fee of $25,000 per month from the date of the agreement through June 30, 1998, subject to renewal upon the mutual agreement of the Company and Wall Street. Such agreement was renewed through October 31, 1998. The Company also renewed the agreement with Wall Street from November 1, 1999 to December 31, 1998, but for a reduced fee of $20,000 per month. The Company and Wall Street further extended their agreement (at a fee of $20,000 per month) through June 30, 1999, subject to renewal upon the mutual agreement of the Company and Wall Street. Prior to February 19, 1997, Wall Street rendered consulting services to the Company beginning in November 1996 for a consulting fee of $25,000 per month. Wall Street is owned by Gary D. Lewis and, until October, 1998, by Michael J. Xirinachs, each of whom is a founder of the Company. The Company has paid or accrued an aggregate of $350,000 during the Company's fiscal year ended December 31, 1997 and $290,000 during the Company's fiscal year ended December 31, 1998 in consulting fees to Wall Street under these arrangements.

  Shareholder Loans

     On April 29, 1997, Messrs. Chioini, Lewis and Xirinachs loaned $50,000, $25,000 and $50,000, respectively, to the Company. The loans were evidenced by 8.5% promissory notes in the amounts of $50,000, $25,000 and $50,000, respectively. The Company repaid such loans, including accrued interest, in June, 1997. Each of Messrs. Lewis and Chioini serves as a Director of the Company, and until January 4, 1999, Mr. Xirinachs served as a Director of the Company; Mr. Chioini also serves as the Company's President and Chief Executive Officer.

     In November 1997, the Company obtained a $100,000 loan from Mr. Xirinachs. The loan bore interest at the rate of 24% per annum. The Company repaid such loan, including accrued interest in February 1998. Mr. Xirinachs is a founder of the Company and until January 4, 1999, served as a Director of the Company.

  Related-Party Loan

     In July, 1997, the Company obtained a loan from Karen Bagley in the principal amount of $100,000 to pay employee salaries and other accrued expenses. The loan bore interest at an annual rate of 24% per annum and was payable in full, including accrued interest, on a demand basis. The Company repaid such loan, including accrued interest, in January 1998. Karen Bagley is the wife of Patrick Bagley, whose firm serves as legal counsel to the Company on certain matters and also to Mr. Robert L. Chioini in a personal capacity. Mr. Chioini is the President, Chief Executive Officer and a Director of the Company.

        II. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1997 STOCK
                   OPTION PLAN TO INCREASE AUTHORIZED SHARES

INTRODUCTION

     The Board of Directors believes that it would be in the best interests of the Company and its shareholders to increase the number of shares of Common Stock that is available to be granted as options under the Company's Stock Option Plan and, subject to shareholder approval, has approved an increase in the number of shares available under the Stock Option Plan from 450,000 in the aggregate to 900,000 in the aggregate.

     As of December 31, 1998, there were 407,450 Common Shares subject to outstanding options under the Stock Option Plan, and at the Record Date there were approximately 418,550 Common Shares subject to outstanding options under the Stock Option Plan. All capitalized terms not hereinafter defined shall have the meaning given them in the Stock Option Plan.

STOCK OPTION PLAN

  Adoption; General; Purpose; Participants; and Administration

     The Company's Board of Directors adopted the Stock Option Plan on July 15, 1997.

     Pursuant to the Stock Option Plan, 450,000 Common Shares are currently reserved for issuance pursuant to options granted or to be granted to key employees (including officers), directors, consultants or advisors (the "Participants") of or to the Company or of or to any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests ("Subsidiary") as determined by a committee appointed by the Board of Directors (the "Committee").

     The purpose of the Stock Option Plan is to provide Participants with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of Participants with the interests of shareholders of the Company and to facilitate attracting and retaining the Participants. The Stock Option Plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's ability to accelerate the exercisability of stock options in connection with a change in control.

     The Stock Option Plan is administered by the Committee. Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time.

     The selection of persons who are eligible to participate in the Stock Option Plan and grants and awards to those individuals are determined by the Committee, in its Discretion. The only established criterion to determine eligibility under the Stock Option Plan is that individuals must be key employees (including officers), directors, consultants or advisors of or to the Company or any Subsidiary, as determined by the Committee in its Discretion; provided that Incentive Options (as defined below) may be granted only to employees (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of the Company or a corporate Subsidiary, to the extent required by
Section 422 of the Code, or any successor provision.

  Incentive and Nonqualified Options; Restrictions; Exercise Price; and Related Matters

     The Stock Option Plan provides for (i) the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Options"), and (ii) the grant of "nonqualified stock options" (i.e., options that do not meet the requirements of Section 422) ("Nonqualified Options"). The Stock Option Plan also contains certain restrictions against transfer and other terms and conditions which are to be determined by the Committee.

     Any Incentive Option granted under the Stock Option Plan must have an exercise price not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a Participant who owns more than 10% of the total combined voting shares of the Company or of any parent or Subsidiary of the Company, the exercise price of such option must not be less than 110% of the fair market value of the shares subject to such option on the date such option is granted. A Nonqualified Option granted under the Stock Option Plan must have an exercise price of not less than the par value, if any, of the Common Shares.

  Limitations; Amendment; Exercise; Forfeiture; Vesting; Extraordinary Transactions; Termination; and Related Matters

     Subject to certain adjustments, no Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining with respect to which stock options may be granted at any time under the Stock Option Plan. There are also certain limitations on the maximum value of Incentive Options that may become first exercisable by any person in any year. Each grant or award under the Stock Option Plan must be evidenced by a written agreement containing such provisions as may be approved by the Committee.

     The Board of Directors may terminate or amend the Stock Option Plan, or amend any stock option agreement under the Stock Option Plan, at any time; provided that, (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Stock Options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the Stock Option Plan without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision may change the option price or alter or impair any stock option previously granted under the Stock Option Plan, in a manner adverse to a Participant, without the consent of such Participant.

     Common Shares awarded under the Stock Option Plan typically will be subject to vesting and unvested shares awarded to a Participant will be forfeited and transferred back to the Company if the Participant ceases to be employed by the Company for any reason other than death or permanent disability. If the employment of a Participant is terminated by action of the Company without cause or by agreement of the Company and the Participant, the Committee may, at its Discretion, release some or all of the shares from the restrictions. If a Participant ceases to be an employee of the Company because of death or permanent disability, the restrictions will lapse with respect to such shares, unless otherwise determined by the Committee.

     Options granted under the Stock Option Plan may be exercised only while the Participant is an employee, director, consultant or advisor of or to the Company or a Subsidiary, except as provided for in the event of "Extraordinary Transactions" (as described below) and except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     If not sooner terminated, each stock option granted under the Stock Option Plan will expire not more than ten years from the date of grant; provided that, with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option must expire not more than five years after the date of the grant.

     In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to the Stock Option Plan), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination.

     If the Company engages in specified consolidations, mergers, transfers of substantially all of its properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of Common Shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, the Common Shares (each an "Extraordinary Transaction"), then each Participant holding a stock option granted under the Stock Option Plan, upon the exercise of such option after consummation of an Extraordinary Transaction, will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the Participant would have received upon consummation of an Extraordinary Transaction if he or she had exercised the option in full immediately before the consummation of such Extraordinary Transaction.

     Unless sooner terminated by the Board of Directors, the Stock Option Plan will terminate on July 15, 2007, which is ten years after its original adoption by the Board of Directors, and no stock options may be granted under the Stock Option Plan after that date. The termination of the Stock Option Plan will not affect the validity of any option outstanding on the date of termination.

PROPOSED AMENDMENT

     A FULL COPY OF THE STOCK OPTION PLAN, AS PROPOSED TO BE AMENDED, MARKED TO SHOW THE PROPOSED CHANGES, IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE STOCK OPTION PLAN, AS PROPOSED TO BE AMENDED, WERE SUMMARIZED ABOVE, BUT THE FOREGOING IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT.

     This proposed increase in the number of shares under the Stock Option Plan requires the affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting. The Board of Directors recommends a vote FOR approval of the increase in the number of shares under the Stock Option Plan.

                                 OTHER MATTERS

ANNUAL REPORT

     A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 1998 accompanies this Proxy Statement. The Company files an Annual Report on Form 10-KSB with the Securities and Exchange Commission. The Company will provide, without charge, to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (as filed with the Securities and Exchange Commission, excluding exhibits for which a reasonable charge shall be imposed). If a person requesting the Annual Report was not a shareholder of record on April 8, 1999, the request must contain a good faith representation that the person making the request was a beneficial owner of Common Shares at the close of business on such date. All such requests should be directed to Thomas E. Klema, Chief Financial Officer and Secretary, Rockwell Medical Technologies, Inc., 28025 Oakland Oaks, Wixom, Michigan 48393.

RELATIONSHIP WITH INDEPENDENT AUDITOR

     Plante & Moran, L.L.P. is the independent auditor for the Company and its subsidiaries and has reported on the Company's consolidated financial statements included in the Annual Report of the Company which accompanies this proxy statement. The Company's independent auditor is appointed by the Board of Directors. The Board of Directors has reappointed Plante & Moran, L.L.P. as independent auditor for the year ending December 31, 1999.

     Representatives of Plante & Moran, L.L.P. are expected to be present at the Annual Meeting of the Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. The representatives will also be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     A shareholder proposal which is intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive office, 28025 Oakland Oaks, Wixom, Michigan 48393, by December 14, 1999 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposal should be sent by certified mail, return receipt requested.

     The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2000 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's Proxy Statement and Proxy related to that meeting, no later than February 27, 2000 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to the Company's Secretary at the Company's principal executive office, 28025 Oakland Oaks, Wixom, Michigan 48393. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          /s/ THOMAS E. KLEMA

                                          Thomas E. Klema
                                          Secretary

Wixom, Michigan
April 12, 1999

                                                                       EXHIBIT A

                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

                             1997 STOCK OPTION PLAN

     1. Definitions: As used herein, the following terms shall have the following meanings:

          (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

          (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

          (c) "Common Shares" shall mean the Common Shares, no par value per share, of the Company.

          (d) "Company" shall mean Rockwell Medical Technologies, Inc., a Michigan corporation, or any successor thereof.

          (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

          (f) "Exchange Act" shall mean the Securities Exchange Act of 1934 as amended, and the rules and regulations thereunder.

          (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of
     Section 422 of the Code.

          (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

          (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

          (j) "Plan" shall mean this Rockwell Medical Technologies, Inc. 1997 Stock Option Plan.

          (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

     2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

     3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

     Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

     4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

     5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 900,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

     Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

     6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

     7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided, that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

     8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

     9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

     Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

     Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided, that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

     Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

     Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

     10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

     11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than
(1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

     The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided, that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and
(z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

     Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided, that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

     12. Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

     Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

     13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

          (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

          (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

          (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

     If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided, that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

     14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

     15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the

Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

     16. Extraordinary Transactions: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

     Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of
Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

     17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided, that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

     18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

     For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

     As adopted by the Board of Directors on July 15, 1997 and amended by the Board of Directors as of April 7, 1999.

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
          BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING MAY 10, 1999
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      ROCKWELL MEDICAL TECHNOLOGIES, INC.

    The undersigned hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares, no par value per share, of the undersigned in Rockwell Medical Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on May 10, 1999, and at any and all adjournments thereof.


                                                                     -----------
                         (TO BE SIGNED ON REVERSE SIDE)              SEE REVERSE
                                                                        SIDE
                                                                     -----------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                       ROCKWELL MEDICAL TECHNOLOGIES, INC.


                                  MAY 10, 1999










             \/ Please Detach and Mail in the Envelope Provided \/





|X| PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.





                                       1.   Election of Class II Director                  FOR      WITHHELD     NOMINEE:
                                                                                          -----      -----
                                                                                         |     |    |     |     Gary D. Lewis
                                                                                         |     |    |     |
                                                                                          -----      -----

                                                                                           FOR      AGAINST      ABSTAIN
                                                                                          -----      -----        -----
                                       2.   Approval of an amendment to the Rockwell     |     |    |     |      |      |
                                            Medical Technologies, Inc. 1997 Stock Option |     |    |     |      |      |
                                            Plan to increase the number of Common         -----      -----        -----
                                            Shares reserved for issuance pursuant to the exercise of options granted under the 1997 Plan by 450,000 shares, from 450,000 to 900,000 shares.

                                       3.   In their discretion with respect to any other matters that may properly come before the meeting.

                                       THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
                                       SPECIFICATIONS MADE HEREIN. THE SHARES REPRESENTED BY THIS PROXY WILL BE
                                       VOTED FOR THE ELECTION OF THE ONE NOMINEE AND FOR PROPOSAL 2 IF NO INSTRUCTIONS TO THE
                                       CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.

                                       PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE
                                       ENCLOSED ENVELOPE.






SIGNATURE(S)                                  DATE       , 1999     SIGNATURE(S)                                  DATE       , 1999
            --------------------------------      -------                       --------------------------------      -------

NOTE: (PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS,
      ATTORNEYS, GUARDIANS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)